AMERITAS VARIABLE LIFE INSURANCE COMPANY ("AVLIC")
         AMERITAS VARIABLE LIFE INSURANCE COMPANY SEPARATE ACCOUNT V AND AMERITAS VARIABLE LIFE INSURANCE COMPANY SEPARATE ACCOUNT VA-2
                              ("SEPARATE ACCOUNTS")

                                  SUPPLEMENT TO
                    OVERTURE LIFE SPVUL, OVERTURE APPLAUSE!,
                    OVERTURE APPLAUSE! II, OVERTURE ENCORE!,
          OVERTURE ANNUITY, OVERTURE ANNUITY II, OVERTURE ANNUITY III,
                OVERTURE ANNUITY III-PLUS, AND OVERTURE ACCLAIM!
                         PROSPECTUSES DATED MAY 1, 2000
                         SUPPLEMENT DATED APRIL 2, 2001

         The Universal Institutional Funds Asian Equity ("UIF Asian Equity") portfolio is no longer an available investment option under the Policy.

         Ameritas has filed an application with the Securities and Exchange Commission to substitute the shares of Fidelity VIP Overseas - Initial Class for shares of the UIF Asian Equity portfolio, effective May 1, 2001.

         For the period from April 2, 2001 to May 1, 2001, the Policy Owner may transfer funds from the UIF Asian Equity subaccount to any other investment option available through the Policy, without charge and without the transfer counting as a "free transfer" under the Policy.

         Funds which remain allocated to the UIF Asian Equity subaccount as of May 1, 2001 will be transferred to the Fidelity VIP Overseas - Initial Class subaccount on that date.


THIS SUPPLEMENT SHOULD BE RETAINED WITH THE CURRENT PROSPECTUS FOR YOUR VARIABLE POLICY ISSUED BY AMERITAS VARIABLE LIFE INSURANCE COMPANY. IF YOU DO NOT HAVE A CURRENT PROSPECTUS, PLEASE CONTACT AVLIC AT 1-800-745-1112.